Fourth Quarter & Fiscal Year End 2015
Earnings Conference Call
March 2, 2015
Creating sustainable food, feed and fuel
ingredients for a growing population
Randall C. Stuewe, Chairman and CEO
John O. Muse, EVP Chief Financial Officer
Exhibit 99.2

Creating sustainable food, feed and fuel ingredients for a growing population
Safe Harbor Statement
This presentation contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it.  These statements are identified by  words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,”
“planned,” “potential,” “continue,” “momentum,” and other words referring to events that may occur in the future.  These statements reflect Darling
Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements.  These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; unanticipated costs or operating problems related to the acquisition and integration of Rothsay and Darling Ingredients International (including transactional costs and integration of the new enterprise resource planning (ERP) system); global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the
Company due to weak
margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, reduced demand for animal feed, or otherwise; reduced finished product prices; continued decline in fat and used cooking oil finished
product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the
Renewable Fuel Standards Program (RFS2) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H5N1 flu, bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company's results of operations.
Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and
uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission.  Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or
alter its forward-looking statements whether as a result of new information, future events or otherwise.
2

Creating sustainable food, feed and fuel ingredients for a growing population
2015 Fourth Quarter and Year End Overview
•
Strong
performance
by
International
while
USA
impacted
by
4
th
quarter
pricing
swing
o
Rendering raw material volumes remain strong globally
o
USA fat prices made significant bounce early in Q1 2016 anticipating improved demand from LCFS
o
USA Protein premiums rebounded after collapsing in Q4 due to very strong slaughter and limited demand
o
Europe fat prices improving while protein prices feeling similar glut situation
o
Food Segment lead by Rousselot with improved demand, new capacity on line and solid margins
o
Fuel Segment strong with core business and retroactive Canadian Tax Credit
•
Reported Pro Forma Adjusted EBITDA--$103.1 million in Q4 vs.$107.4 million in Q3
o
FX impact versus prior quarter of $1.6 million
o
Fats down 17% in Quarter while Proteins down 30% in USA
o
USA cash prices and premiums down even more, sharp rebound in Q1 of 2016
o
Formula lag, lower UCO prices and inventory adjustments impacted USA
o
Feed segment expected to rebound in Q1
•
Diamond Green Diesel (DGD) –
produced 159 million gallons in 2015 –
25% increase from 2014
•
2015 EBITDA:  $177 million entity level or $88 million Darling’s share
•
Net debt in JV of $104.5 million
•
Accretive $0.435 cents per share for fiscal 2015
•
Anticipate dividend in late Q1 of 2016
•
Renewable diesel demand is strong with improving LCFS premiums throughout North America and Europe
3

Creating sustainable food, feed and fuel ingredients for a growing population
Q4 2015 paid down debt by $42.4 million; Fiscal 2015 total debt paid down of $118.2 million
Reduced total debt in 2015 to $1.96 billion / Total Debt Leverage Ratio of 4.32 at year end
Targeting debt reduction of $150 million in 2016 /  YE Target Total Debt Leverage Ratio below 4.00
CAPEX of $229.8 million in 2015----inclusive of 3 new plants and 1 major expansion
On schedule with two new U.S. rendering plants during Q3 –
Q4 2016
Improved cash impact to Working Capital by $72.7 million in 2015 over 2014
Reduced SG&A by $52.0 million in Fiscal 2015 compared to Fiscal 2014
2016 focus on lowering debt,  improving margins, cost efficiencies, growing base business, and capitalizing on LCFS margin opportunities
4
Continuing Long Term Strategy - “Delever and Grow”

Creating sustainable food, feed and fuel ingredients for a growing population
January 2,
October 3,
January 2,
Janaury 3,
2016
2015
2016
2015
Revenues
809,675
$
853,762
$
3,397,446
$
3,956,443
$
Gross profit
179,768
182,441
743,421
833,272
Selling, general and administrative expenses
76,623
75,026
322,574
374,580
Depreciation and amortization
69,934
67,327
269,904
269,517
Acquisition and integration costs
492
1,280
8,299
24,667
Interest expense
23,308
24,828
105,530
135,416
Foreign currency gain/(loss)
(1,612)
(2,461)
(4,911)
(13,548)
Other income/(expense), net
(6,135)
1,004
(6,839)
299
Equity in net income/(loss) of unconsolidated subsidiary
83,073
(12,021)
73,416
65,609
Income before taxes
84,737
502
98,780
81,452
Income tax expense/(benefit)
(1,138)
7,859
13,501
13,141
Net income/(loss)
85,875
(7,357)
85,279
68,311
Net (income)/loss attributable in minority interests
(1,446)
(1,730)
(6,748)
(4,096)
Net income/(loss) attributable to Darling
84,429
$
(9,087)
$
78,531
$
64,215
$
Earnings/(loss) per share (fully diluted)
0.52
$
(0.06)
$
0.48
$
0.39
$
Three Months Ended - Sequential
Twelve Months Ended - Year over Year
Earnings Summary
5

Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted EBITDA and Pro Forma Adjusted EBITDA
(US$ in thousands)
January 2,
October 3,
January 2,
January 3,
2016
2015
2016
2015
Net income/(loss) attributable to Darling
$
84,429
$
(9,087)
$
78,531
$
64,215
Depreciation and amortization
69,934
67,327
269,904
269,517
Interest expense
23,308
24,828
105,530
135,416
Income tax expense/(benefit)
(1,138)
7,859
13,501
13,141
Foreign currency (gain)/loss
1,612
2,461
4,911
13,548
Other expense/(income), net
6,135
(1,004)
6,839
(299)
Equity in net (income)/loss of unconsolidated subsidiaries
(83,073)
12,021
(73,416)
(65,609)
Net income attributable to noncontrolling interests
1,446
1,730
6,748
4,096
Adjusted EBITDA
$
102,653
$
106,135
$
412,548
$
434,025
Non-cash inventory step-up associated with VION Acquisition
–
–
–
49,803
Acquisition and integration-related expenses
492
1,280
8,299
24,667
Darling Ingredients International -
13th week
(1)
–
–
–
4,100
Pro Forma Adjusted EBITDA (Non-GAAP)
$
103,145
$
107,415
$
420,847
$
512,595
Foreign currency exchange impact
$
1,607
–
$
48,961
–
Pro Forma Adjusted EBITDA to Foreign Currency (Non-GAAP)
(2)
$
104,752
$
107,415
$
469,808
$
512,595
DGD Joint Venture Adjusted EBITDA (Darling's Share)
(3)
$
86,548
$
(8,309)
$
88,494
$
81,639
Three Months Ended -
Sequential
Fiscal Year Ended
Adjusted EBITDA
(1) January 7, 2014 closed on VION Ingredients, thus the 13th week would be revenue adjusted for January 1, 2014 through January 7, 2014
(2) Foreign currency exchange rates held constant for comparable quarters (euro/USD 1.11303 rate October 3, 2015 quarter and euro/USD 1.31878 rate January 3, 2015 twelve months).
(3) Darling's Pro forma Adjusted EBITDA (Non-GAAP) in the above table does not include the DGD Joint Venture adjusted EBITDA (Darling's share) if we had consolidated the DGD Joint Venture.
6

Creating sustainable food, feed and fuel ingredients for a growing population
Cash Flow Statement
7
Cash Flow Statement
Year Ended
(US$ in thousands)
January 2,
2016
Adjusted EBIDTA
$
412,548
Uses:
Cap-Ex
(229,848)
Acquisitions
(377)
Proceeds from Stock Issuance
171
Stock Repurchase
(5,912)
Borrowings, net of repayments
(107,021)
Deferred Loan Costs
(17,310)
Cash Interest (10-K)
(78,979)
Cash Taxes (10-K)
3,035
Accounts Receivable
8,214
Income Tax
12,377
Inventory and Prepaid
34,536
Accounts Payable and Accrued Expenses
(11,449)
Increase in Cash
(48,100)
Distribution of Earnings from Unconsolidated Subsidiaries
26,589
NonControlling Interest, net
(3,382)
Other
4,908
Adjusted EBITDA
$
(412,548)

Creating sustainable food, feed and fuel ingredients for a growing population
Balance Sheet Highlights and Debt Summary
Debt Summary
Balance Sheet Highlights
Cash Debt Pay Down
Leverage Ratios
Net Debt on Balance Sheet
January 2, 2016
Actual
Credit Agreement
Total Debt to EBITDA:
4.32
5.50
Secured Debt to EBITDA:
1.93
3.75
(US$, in thousands)
January 2, 2016
Fourth Quarter 2015
42,394
$
Year-to-Date
118,201
$
(US$, in thousands)
Fiscal 2014
Fiscal 2015
Total Debt
2,152,440
$
1,960,000
$
Available Cash
(108,784)
$
(156,884)
$
Year End Net Debt Balance
2,043,656
$
1,803,116
$
Net Debt Reduction from 2014:
240,540
$
8
(US$, in thousands)
January 2, 2016
Cash (includes restricted cash of $331)
157,215
$
Accounts receivable
371,392

Total Inventories
344,583

Net working capital
931,788

Net property, plant and equipment
1,508,167

Total assets
4,789,602
$
Total debt
1,960,000
$
Shareholders' equity
1,974,610
$
(US$, in thousands)
January 2, 2016
Amended Credit Agreement
Revolving Credit Facility
9,358
$
Term Loan A
277,181
Term Loan B
589,500
5.375% Senior Notes due 2022
500,000
4.750% Euro Senior Notes due 2022
560,912
Other Notes and Obligations
23,049
Total Debt:
1,960,000
$

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Segment
Operational Overview –
Q4 2015
2015 EBITDA Margin
Feed
13.8%
14.3%
14.6%
11.5%
•
USA rendering impacted by non-formula
business due to collapsing Q4 prices
•
Pet food premiums collapsed but have
rebounded
•
UCO prices hit decade lows
•
Wet Pet Food start-up costs approx. $3 mm
•
Bakery solid performance
•
International rendering delivered as per plan
•
Global protein/meal glut developed in
Q4…situation is improving
•
Fat markets have sharply bounced back with
interesting developments in LCFS demand
9
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
US$ and metric tons
(millions)
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
Delta %
Y over Y
Revenue
$2,421.5
$547.5
$529.4
$525.2
$472.2
$2,074.3
-14.3%
Gross Margin
556.6
123.5
124.5
116.2
96.7
460.9
-17.2%
Gross Margin %
23.0%
22.6%
23.5%
22.1%
20.5%
22.2%
Operating Income
192.3
35.4
35.4
35.6
10.1
116.5
-39.4%
EBITDA
351.1
75.5
75.9
76.5
54.4
282.3
-19.6%
EBITDA/Revenue
14.5%
13.8%
14.3%
14.6%
11.5%
13.6%
Raw Material Processed
(million metric tons)
7.12
1.87
1.83
1.86
1.89
7.45
4.6%
$351.1
($321.4)
$97.3
$153.8
$18.1
($16.6)
$298.6
$282.3
$0
$50
$100
$150
$200
$250
$300
$350
$400
EBITDA
2014
Price/Yield
Volumes
Cost of
Sales
Other
Adjusted FX Impact
EBITDA
2015
EBITDA
2015
EBITDA Bridge 2014 to 2015
(millions)
5
7
9
11
13
15
17
Q1
Q2
Q3
Q4
2015
2015
2015
2015

Creating sustainable food, feed and fuel ingredients for a growing population
Jacobsen, Wall Street Journal and Thomson Reuters Historical Pricing
Yellow Grease pricing lower
•
Pricing down 17% in Q4 but rebounding in early 2016
•
Limited biofuel demand, warmer winter limiting feed demand
Protein
pricing down over 30% from 2014
•
Over supply of soy meal, meat and bone meal, and poultry meals
•
Warmer winter limiting feed demand
•
Slow export demand
•
Poultry Meal Pet Food premiums narrowed
QTR. Over QTR.
Year Over Year
Comparison
Q3-2015
Q4-2015
%
Q4-2014
Q4-2015
%
Average Jacobsen Prices (USD)
Avg.
Avg.
Change
Avg.
Avg.
Change
Bleachable Fancy Tallow - Chicago Renderer / cwt
$29.42
$21.18
-28.0%
$31.78
$21.18
-33.4%
Yellow Grease - Illinois  / cwt
$21.48
$17.86
-16.9%
$25.56
$17.86
-30.1%
Meat and Bone Meal - Ruminant - Illinois / ton
$354.91
$249.29
-29.8%
$392.68
$249.29
-36.5%
Poultry By-Product Meal - Feed Grade - Mid South/ton
$391.55
$334.67
-14.5%
$492.76
$334.67
-32.1%
Poultry By-Product Meal - Pet Food - Mid South/ton
$532.45
$469.49
-11.8%
$746.52
$469.49
-37.1%
Feathermeal - Mid South / ton
$499.12
$367.06
-26.5%
$672.63
$367.06
-45.4%
Average Wall Street Journal Prices (USD)
Corn - Track Central IL #2 Yellow / bushel
$3.62
$3.64
0.6%
$3.41
$3.64
6.7%
Average Thomson Reuters Prices (USD)
Palm oil - CIF Rotterdam / metric ton
$558
$563
0.9%
$718
$563
-21.6%
Soy meal - CIF Rotterdam / metric ton
$380
$352
-7.4%
$486
$352
-27.6%
USD/Euro Avg. Exchange Rates
1.113
1.094
-1.7%
1.328
1.094
-17.6%
USD/Canadian Avg. Exchange Rates
0.763
0.749
-1.8%
0.916
0.749
-18.2%
2016 Finished Product Pricing
Feed Segment Ingredients
January
Bleachable Fancy Tallow - Chicago Renderer / cwt
$23.53
Yellow Grease - Illinois  / cwt
$19.03
Meat and Bone Meal - Ruminant - Illinois / ton
$184.74
Poultry By-Product Meal - Feed Grade - Mid South/ton
$247.11
Poultry By-Product Meal - Pet Food - Mid South/ton
$498.03
Feathermeal - Mid South / ton
$255.39
2016 Cash Corn Pricing
Competing Ingredient for Bakery Feeds and Fats
January
Corn - Track Central IL #2 Yellow / bushel
$3.58
European Benchmark Pricing
2016
January
Palm oil - CIF Rotterdam / metric ton
$565
Soy meal - CIF Rotterdam / metric ton
$339
10

Creating sustainable food, feed and fuel ingredients for a growing population
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
•
Strong performance by Rousselot
•
New USA capacity on line
•
Increased raw material availability
aided margins globally
•
China performance solid
•
South American margin improvement
•
CTH showed improved margins on hog
casings and improved marketing of edible
products
•
Sonac fat melting margins and volumes
consistent
Food Segment
2015 EBITDA Margin
Food
10.4%
11.4%
Operational Overview –
Q4 2015
$100.1
$31.4
$23.8
$1.6
$152.5
$128.1
($4.4)
($24.4)
$50
$100
$150
$200
EBITDA
2014
Price/Yield
Volumes
Cost of
Sales
Other
Adjusted
EBITDA
2015
FX Impact
EBITDA
2015
EBITDA Bridge 2014 to 2015
(millions)
11
US$ and metric tons
(millions)
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
Delta %
Y over Y
Revenue
$1,248.4
270.2
283.4
269.2
272.1
$1,094.9
-12.3%
Gross Margin
218.9
53.5
60.2
54.8
62.9
231.4
5.7%
Gross Margin %
17.5%
19.8%
21.2%
20.4%
23.1%
21.1%
Operating Income
26.9
10.8
15.5
11.6
23.3
61.2
127.5%
EBITDA
100.1
28.0
32.3
28.7
39.1
128.1
28.0%
EBITDA/Revenue
8.0%
10.4%
11.4%
10.7%
14.4%
11.7%
Raw Material Processed
(million metric tons)
1.05
0.27
0.28
0.26
0.26
1.07
1.9%
10.7%
14.4%
8
9
10
11
12
13
14
15
Q1
2015
Q2
2015
Q3
2015
Q4
2015

Creating sustainable food, feed and fuel ingredients for a growing population
Operational Overview –
Q4 2015
Fuel Segment
*Excludes raw material processed at the DGD joint venture.
2015 EBITDA Margin
Fuel
•
Canadian bio fuels delivered improved
performance with reinstatement of
blenders tax credit.  Prospective 2016
credit will improve quarterly results.
•
Rendac—volumes strong and delivered
improved results.
•
ECOSON—plant experienced fire in Q4.
Business interruption insurance will
mitigate impact.
$49.2
($43.8)
$26.8
$19.8
($0.1)
($8.0)
$51.9
$43.9
$0
$20
$40
$60
EBITDA
2014
Price/Yield
Volumes
Cost of
Sales
Other
Adjusted
EBITDA
2015
FX Impact
EBITDA
2015
EBITDA Bridge 2014 to 2015
(millions)
12
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
US$ and metric tons
(millions)
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
Delta %
Y over Y
Revenue
$286.6
57.0
46.5
59.3
65.4
$228.2
-20.4%
Gross Margin
57.8
13.2
6.3
11.4
20.2
51.1
-11.6%
Gross Margin %
20.2%
23.1%
13.5%
19.2%
30.9%
22.4%
Operating Income
21.3
2.5
2.0
0.2
12.5
17.2
-19.2%
EBITDA
49.2
9.1
8.6
7.0
19.2
43.9
-10.8%
EBITDA/Revenue
17.2%
16.0%
18.5%
11.8%
29.4%
19.2%
Raw Material Processed *
(million metric tons)
1.07
0.30
0.29
0.27
0.31
1.17
9.3%
18.5%
11.8%
29.4%
16.0%
5
10
15
20
25
30
35
Q1
2015
Q2
2015
Q3
2015
Q4
2015

Creating sustainable food, feed and fuel ingredients for a growing population
Diamond Green Diesel 2015 Highlights
(50% Joint Venture)
EBITDA of $177.0 million, record earnings
Cash balance of $44.2 million at year end
Total debt of $148.8 million in joint venture; net debt of $104.6 million
Produced 159
million gallons of renewable diesel in 2015
Biofuels Blenders Tax Credit made retrospective for 2015 and prospective for 2016
Expect to receive $157.0 million from tax credit by end of March 2016
Completed first plant turn around in 18 days on February 18, 2016
Anticipate $30 -
$35 million dividend for 2016
Contemplating major expansion to 18,000 barrels per day by end of 2017
Number one priority is recapitalization of current credit facility.
13
Diamond Green Diesel (50% Joint Venture)
US$ (millions)
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
EBITDA (Darling's share)
$81.6
2.3
7.9
(8.3)
86.6
88.5
Gallons Produced
127.3
37.5
41.9
41.5
37.9
158.8
(US$, in thousands)
Fiscal 2014
Fiscal 2015
Total Debt
212,787
$
148,842
$
Available Cash
21,901
$
44,247
$
Year End Net Debt Balance
190,886
$
104,595
$
Net Debt Reduction from 2014:
86,291
$
DGD Net Debt on Balance Sheet

Appendix – Additional Information

Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted (Non-GAAP) Diluted EPS
Note: Adjustments to diluted earnings per share of acquisition related items are net of tax. Calculations of all adjustment tax amounts were at the applicable effective tax rate for the period, except for the impact of the biofuel tax incentives and nonrecurring acquisition and integration costs. The  effective tax rate used for calculating non GAAP Adjusted EPS in the above table for the years ended January 2, 2016 and January 3, 2015 was 42.2% and 37.1%,
respectively.
15
January 2,
January 3,
2016
2015
Reported Earnings Per Share (fully diluted)
$          0.48
$             0.39
Adjustments:
Non-cash inventory step-up associated with VION Acquisition
–
0.19
Acquisition and integration costs
0.03
0.13
Amortization of intangibles
0.29
0.32
Non-operating casualty losses and legal settlement
0.02
–
Redemption premium on 8.5% Senior Notes and write off deferred loan costs
–
0.12
Write-off deferred loan costs euro term loan B
0.03
–
Foreign currency price risk VION Acquisition
–
0.05
Adjusted diluted earnings per share attributable to Darling (Non-GAAP)
$          0.85
$             1.20
Weighted average shares of common stock outstanding (in thousands)
165,119
165,059
Fiscal Year Ended

Creating sustainable food, feed and fuel ingredients for a growing population
16
Change in Net Sales -
YTD 2014 to 2015
Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net sales full year ended January 3, 2015
659.0
$
979.8
$
190.3
$
221.7
$
370.7
$
2,421.5
$
Changes:
Increase in sales volumes
28.4
34.1
3.1
28.3
-
93.9
Decrease in finished good prices
(124.1)
(118.6)
(37.6)
(32.1)
-
(312.4)
Decrease due to currency exchange rates
(23.5)
(66.8)
(1.8)
-
(34.4)
(126.5)
Other change
-
-
-
-
(2.2)
(2.2)
Total Change:
(119.2)
$
(151.3)
$
(36.3)
$
(3.8)
$
(36.6)
$
(347.2)
$
Net sales full year ended January 2, 2016
539.8
$
828.5
$
154.0
$
217.9
$
334.1
$
2,074.3
$
Change in Net Sales -
3Q15 to 4Q15
Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales Third Quarter 2015
136.1
$
210.1
$
39.6
$
55.9
$
83.5
$
525.2
$
Changes:
Increase/(Decrease) in sales volumes
(0.2)
8.5
(2.6)
(1.7)
-
4.0
Increase/(Decrease) in finished good prices
(18.3)
(28.7)
(1.7)
(0.3)
-
(49.0)
Decrease due to currency exchange rates
(0.5)
(1.4)
(0.1)
-
(0.6)
(2.6)
Other change
-
-
-
-
(5.4)
(5.4)
Total Change:
(19.0)
$
(21.6)
$
(4.4)
$
(2.0)
$
(6.0)
$
(53.0)
$
Net Sales Fourth Quarter 2015
117.1
$
188.5
$
35.2
$
53.9
$
77.5
$
472.2
$
Feed Ingredients Segment
Change in Net Sales
-
Year over Year (2014 over 2015) and Sequential
(3Q15 Quarter over 4Q15 Quarter)

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Ingredients Segment
Change in Net Sales - 2Q15 to 3Q15
       Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales Second Quarter 2015
139.9
$
209.9
$
43.1
$
54.3
$
82.2
$
529.4
$
Changes:
Increase/(Decrease) in sales volumes
1.1

5.0

(0.2)

(0.5)

-

5.4

Increase/(Decrease) in finished good prices
(3.9)

(2.6)

(3.2)

2.2

-

(7.4)

Decrease due to currency exchange rates
(1.0)

(2.2)

(0.2)

-

-

(3.4)

Other change
-

-

-

1.3

1.3

Total Change:
(3.8)
$
0.2
$
(3.6)
$
1.7
$
1.3
$
(4.1)
$
Net SalesThird Quarter 2015
136.1
$
210.1
$
39.6
$
55.9
$
83.5
$
525.2
$
Change in Net Sales - 1Q14 to 1Q15
       Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales First Quarter 2014
157.0
$
233.2
$
44.8
$
54.2
$
96.9
$
586.1
$
Changes:
Increase in sales volumes
10.1

7.0

0.9

10.9

-

28.9

Decrease in finished good prices
(13.8)

(3.1)

(9.2)

(11.3)

-

(37.4)

Decrease due to currency exchange rates
(6.6)

(17.1)

(0.4)

-

(10.4)

(34.5)

Other change
-

-

-

4.4

4.4

Total Change:
(10.3)
$
(13.2)
$
(8.7)
$
(0.4)
$
(6.0)
$
(38.6)
$
Net Sales First Quarter 2015
146.7
$
220.0
$
36.1
$
53.8
$
90.9
$
547.5
$
17
Change in Net Sales  - Three Months Ended  (Sequential Quarter over Quarter)

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Ingredients Segment  -
Change in Net Sales - 3Q14 to 3Q15
       Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales Third Quarter 2014
171.8
$
249.6
$
39.7
$
54.1
$
92.1
$
607.3
$
Changes:
Increase in sales volumes
11.7

14.7

3.0

7.4

-

36.8

Decrease in finished good prices
(41.2)

(36.6)

(2.5)

(5.6)

-

(85.9)

Decrease due to currency exchange rates
(6.2)

(17.6)

(0.6)

-

(8.4)

(32.8)

Other change
-

-

-

-

(0.2)

(0.2)

Total Change:
(35.7)
$
(39.5)
$
(0.1)
$
1.8
$
(8.6)
$
(82.1)
$
Net SalesThird Quarter 2015
136.1
$
210.1
$
39.6
$
55.9
$
83.5
$
525.2
$
18
Change in Net Sales - 4Q14 to 4Q15
       Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales Fourth Quarter 2014
164.3
$
245.1
$
47.5
$
54.0
$
95.1
$
606.0
$
Changes:
Increase in sales volumes
(5.7)

0.4

(2.2)

(2.9)

-

(10.4)

Decrease in finished good prices
(37.0)

(44.5)

(9.6)

2.8

-

(88.3)

Decrease due to currency exchange rates
(4.5)

(12.5)

(0.5)

-

(5.7)

(23.2)

Other change
-

-

-

-

(11.9)

(11.9)

Total Change:
(47.2)
$
(56.6)
$
(12.3)
$
(0.1)
$
(17.6)
$
(133.8)
$
Net Sales Fourth Quarter 2015
117.1
$
188.5
$
35.2
$
53.9
$
77.5
$
472.2
$
Change in Net Sales
-
2014 over 2015
(Qtr. over Qtr.)

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Ingredients Segment  -
19
Change in Net Sales
-
2014 over 2015
(Qtr. over Qtr.)
Change in Net Sales -
2Q14 to 2Q15
Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales Second Quarter 2014
165.9
$
251.9
$
58.3
$
59.4
$
86.6
$
622.1
$
Changes:
Increase in sales volumes
12.3
12.0
1.4
12.9
-
38.6
Decrease in finished good prices
(32.1)
(34.4)
(16.3)
(18.0)
-
(100.8)
Decrease due to currency exchange rates
(6.2)
(19.6)
(0.3)
-
(9.9)
(36.0)
Other change
-
-
-
-
5.5
5.5
Total Change:
(26.0)
$
(42.0)
$
(15.2)
$
(5.1)
$
(4.4)
$
(92.7)
$
Net Sales Second Quarter 2015
139.9
$
209.9
$
43.1
$
54.3
$
82.2
$
529.4
$
Change in Net Sales -
1Q14 to 1Q15
Fats
Proteins
Used
Cooking Oil
Bakery
Other
Total
Net Sales First Quarter 2014
157.0
$
233.2
$
44.8
$
54.2
$
96.9
$
586.1
$
Changes:
Increase in sales volumes
10.1
7.0
0.9
10.9
-
28.9
Decrease in finished good prices
(13.8)
(3.1)
(9.2)
(11.3)
-
(37.4)
Decrease due to currency exchange rates
(6.6)
(17.1)
(0.4)
-
(10.4)
(34.5)
Other change
-
-
-
4.4
4.4
Total Change:
(10.3)
$
(13.2)
$
(8.7)
$
(0.4)
$
(6.0)
$
(38.6)
$
Net Sales First Quarter 2015
146.7
$
220.0
$
36.1
$
53.8
$
90.9
$
547.5
$

Creating sustainable food, feed and fuel ingredients for a growing population
Foreign Currency Impact
o
The U.S. dollar has strengthened against most of the functional currencies used by the
Company’s non-domestic operations.
o
Using actual results for fiscal year 2014 and comparing the yearly average rates to the average rates for fiscal year 2015, the impact of the strengthened dollar would result in an annual decrease in net sales and EBITDA of approximately $383.2 million and approximately
$49.0 million, respectively if the same amount of non-domestic operations were attained in fiscal 2015.
o
The U.S. dollar continues to strengthen at the time of this filing. The impact is mainly affected by the drop in the Euro in comparison to the U.S. dollar.
Assumptions:
20
Exchange Rate:
Avg. 2014
Avg. Q1 2015
Avg. Q2 2015
Avg. Q3 2015
Avg. Q4 2015
Avg. 2015
Euro/USD
1.31878
1.126696
1.105606
1.113029
1.093438
1.107754
CAD/USD
0.90395
0.803378
0.813084
0.763154
0.739957
0.774775

Creating sustainable food, feed and fuel ingredients for a growing population
(1)
Has impact of inventory step-up in
1
st
and 2
nd
quarter.
(2)
Exclusive of non-cash inventory step-up and Darling Ingredients International
13
th
week.
(3)
Raw material process volumes have been adjusted to include additional blending materials.
(A)   Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
Feed
Segment
-
Historical
21
US$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
Revenue
(A)
$586.1
$622.1
$607.3
$606.0
$2,421.5
$547.5
$529.4
$525.2
$472.2
$2,074.3
Gross Margin
(1)
142.5
165.4
132.5
132.5
572.9
123.5
124.5
116.2
96.7
460.9
Gross Margin %
(1)
24.3%
26.6%
21.8%
21.9%
23.7%
22.6%
23.5%
22.1%
20.5%
22.2%
Operating Income
(2)
37.5
74.7
46.4
33.6
192.2
35.4
35.4
35.6
10.1
116.5
Adjusted Operating Income
(1)
52.4
76.2
46.4
33.6
208.6
35.4
35.4
35.6
10.1
EBITDA
(2)
76.1
114.6
84.2
76.4
351.3
75.5
75.9
76.5
54.4
282.3
Adjusted EBITDA
(1)
90.9
116.1
84.2
76.4
367.6
75.5
75.9
76.5
54.4
282.3
Adjusted EBITDA/Revenue
15.5%
18.7%
13.9%
12.6%
15.2%
13.8%
14.3%
14.6%
11.5%
13.6%
Raw Material Processed (3)
(millions of metric tons)
1.73
1.73
1.73
1.92
7.11
1.87
1.83
1.86
1.89
7.45

Creating sustainable food, feed and fuel ingredients for a growing population
Food
Segment
-
Historical
(1)
Has impact of inventory step-up in
1
st
and
2
nd
quarter.
(2)
Exclusive of non-cash inventory step-up
and Darling Ingredients International
13
th
week.
(3)
Raw material process volumes for the first quarter have been adjusted to be consistent with the presentation of the second quarter figures.
(A)   Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
22
US$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
Revenue
(A)
293.5
331.4
301.4
322.0
1,248.3
270.2
283.4
269.2
272.1
1,094.9
Gross Margin
(1)
62.3
65.3
64.2
63.4
255.2
53.5
60.2
54.8
62.9
231.4
Gross Margin %
(1)
21.2%
19.7%
21.3%
19.7%
20.4%
19.8%
21.2%
20.4%
23.1%
21.1%
Operating Income/(Loss)
(2)
(12.1)
11.3
14.0
13.7
26.9
10.8
15.5
11.6
23.3
61.2
Adjusted Operating Income
(1)
19.8
14.7
14.0
13.7
62.2
10.8
15.5
11.6
23.3
61.2
EBITDA
(2)
5.3
30.9
32.6
31.4
100.2
28.0
32.3
28.7
39.1
128.1
Adjusted EBITDA
(1)
38.3
34.3
32.6
31.4
136.6
28.0
32.3
28.7
39.1
128.1
Adjusted EBITDA/Revenue
13.0%
10.4%
10.8%
9.7%
10.9%
10.4%
11.4%
10.7%
14.4%
11.7%
Raw Material Processed
(millions of metric tons)
0.25
(3)
0.27
0.26
0.28
1.06
0.27
0.28
0.26
0.26
1.07

Creating sustainable food, feed and fuel ingredients for a growing population
(1)
Has impact of inventory step-up in 1st quarter.
(2)
Exclusive of non-cash inventory step-up and Darling Ingredients Int'l 13th week.
(3)
Raw material process volumes for the first quarter have been adjusted to be consistent with the presentation of the second quarter figures.
(A)  Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
Fuel
Segment
-
Historical
23
US$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
Revenue
$66.7
$77.7
$70.0
$72.2
$286.6
$57.0
$46.5
$59.3
$65.4
$228.2
Gross Margin
15.3
15.9
17.8
10.0
59.0
13.2
6.3
11.4
20.2
51.1
Gross Margin %
21.1%
20.5%
25.4%
13.9%
20.6%
23.1%
13.5%
19.2%
30.9%
22.4%
Operating Income
(2)
2.3
5.2
2.8
10.9
21.2
2.5
2.0
0.2
12.5
17.2
Adjusted Operating Income
(1)
3.5
5.2
2.8
10.9
22.4
2.5
2.0
0.2
12.5
17.2
EBITDA
(2)
9.7
11.1
11.5
16.9
49.2
9.1
8.6
7.0
19.2
43.9
Adjusted EBITDA
(1)
10.9
11.1
11.5
16.9
50.4
9.1
8.6
7.0
19.2
43.9
Adjusted EBITDA/Revenue
16.3%
14.3%
16.4%
23.4%
17.6%
16.0%
18.5%
11.8%
29.4%
19.2%
Raw Material Processed *
(millions of metric tons)
0.23 (3)
0.24
0.26
0.33
1.07
0.30
0.29
0.27
0.31
1.17
*Excludes raw material processed at the DGD joint venture.
Diamond Green Diesel (50% Joint Venture)
US$ (millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Total
2015
EBITDA (Darling's share)
$9.1
5.9
2.9
63.7
$81.6
2.3
7.9
(8.3)
86.6
$88.5

Creating sustainable food, feed and fuel ingredients for a growing population
QTR. Over QTR.
Year Over Year
Comparison
Q3-2015
Q4-2015
%
Q4-2014
Q4-2015
%
Average Jacobsen Prices (USD)
Avg.
Avg.
Change
Avg.
Avg.
Change
Bleachable Fancy Tallow - Chicago Renderer / cwt
$29.42
$21.18
-28.0%
$31.78
$21.18
-33.4%
Yellow Grease - Illinois  / cwt
$21.48
$17.86
-16.9%
$25.56
$17.86
-30.1%
Meat and Bone Meal - Ruminant - Illinois / ton
$354.91
$249.29
-29.8%
$392.68
$249.29
-36.5%
Poultry By-Product Meal - Feed Grade - Mid South/ton
$391.55
$334.67
-14.5%
$492.76
$334.67
-32.1%
Poultry By-Product Meal - Pet Food - Mid South/ton
$532.45
$469.49
-11.8%
$746.52
$469.49
-37.1%
Feathermeal - Mid South / ton
$499.12
$367.06
-26.5%
$672.63
$367.06
-45.4%
Average Wall Street Journal Prices (USD)
Corn - Track Central IL #2 Yellow / bushel
$3.62
$3.64
0.6%
$3.41
$3.64
6.7%
Average Thomson Reuters Prices (USD)
Palm oil - CIF Rotterdam / metric ton
$558
$563
-0.9%
$718
$563
-21.6%
Soy meal - CIF Rotterdam / metric ton
$380
$352
-7.4%
$486
$352
-27.6%
USD/Euro Avg. Exchange Rates
1.113
1.094
-1.7%
1.328
1.094
-17.6%
USD/Canadian Avg. Exchange Rates
0.763
0.749
-1.8%
0.916
0.749
-18.2%
24
2016
January
February
March
Q1 Avg.
April
May
June
Q2 Avg.
July
August
Sept.
Q3 Avg.
Oct.
Nov.
Dec.
Q4 Avg.
Year Avg.
January
Bleachable Fancy Tallow -
Chicago Renderer / cwt
$29.16
$29.14
$30.53
$29.66
$28.69
$28.95
$29.91
$29.18
$29.00
$29.64
$29.62
$29.42
$22.91
$20.00
$20.00
$21.18
$27.36
$23.53
Yellow Grease -
Illinois  / cwt
$24.54
$24.34
$24.81
$24.58
$22.36
$22.84
$24.50
$23.24
$23.80
$21.19
$19.55
$21.48
$18.02
$17.51
$18.00
$17.86
$21.79
$19.03
Meat and Bone Meal -
Ruminant -
Illinois / ton
$402.13
$375.53
$377.95
$385.12
$387.02
$359.75
$304.20
$348.88
$338.18
$385.00
$343.10
$354.91
$280.68
$251.58
$217.27
$249.29
$334.55
$184.74
Poultry By-Product Meal -
Feed Grade -
Mid South/ton
$466.00
$460.26
$468.18
$465.00
$487.14
$427.25
$370.91
$426.94
$376.70
$399.64
$402.50
$391.55
$376.93
$334.74
$293.41
$334.67
$404.54
$247.11
Poultry By-Product Meal -
Pet Food -
Mid South/ton
$712.50
$629.61
$625.00
$655.12
$607.74
$520.00
$446.59
$521.50
$478.18
$568.21
$557.14
$532.45
$477.27
$463.95
$467.61
$469.49
$544.64
$498.03
Feathermeal -
Mid South / ton
$538.63
$460.39
$565.00
$523.77
$579.17
$491.75
$430.57
$499.13
$467.95
$555.00
$476.67
$499.12
$404.20
$369.47
$329.43
$367.06
$472.27
$255.39
2016
January
February
March
Q1 Avg.
April
May
June
Q2 Avg.
July
August
Sept.
Q3 Avg.
Oct.
Nov.
Dec.
Q4 Avg.
Year Avg.
January
Corn -
Track Central IL #2 Yellow / bushel
$3.65
$3.68
$3.66
$3.66
$3.55
$3.48
$3.49
$3.51
$3.81
$3.49
$3.56
$3.62
$3.65
$3.60
$3.68
$3.64
$3.61
$3.58
2016
January
February
March
Q1 Avg.
April
May
June
Q2 Avg.
July
August
Sept.
Q3 Avg.
Oct.
Nov.
Dec.
Q4 Avg.
Year Avg.
January
Palm oil -
CIF Rotterdam / metric ton
$619
$698
$652
$656
$645
$653
$651
$650
$603
$505
$565
$558
$565
$555
$569
$563
$607
$565
Soy meal -
CIF Rotterdam / metric ton
$456
$442
$410
$436
$403
$392
$393
$396
$394
$381
$365
$380
$367
$353
$336
$352
$391
$339
2015 Finished Product Pricing
Feed Segment Ingredients
2015 Cash Corn Pricing
Competing Ingredient for Bakery Feeds and Fats
European Benchmark Pricing
2015
2015 Average Jacobsen Prices (USD)
2015 Average Wall Street Journal Prices (USD)
2015 Average Thomson Reuters Prices (USD)
Jacobsen, Wall Street Journal and Thomson Reuters Historical Pricing

Creating sustainable food, feed and fuel ingredients for a growing population
Process
USA
Canada
Europe
China
S. America
Australia
Total:
Rendering - (C3 By-products & UCO)
92
5
18
115
Bakery
10
10
Used Cooking Oil processing only
8
1
9
Disposal Rendering - (C1 & C2)
6
6
Food Grade Fat Processing
5
5
Blood Processing
1
4
5
1
11
Bone Processing
2
2
Bio Diesel
1
1
2
Renewable Diesel
1
1
Gelatin
2
4
4
3
13
Casings
4
1
5
Environmental Services
4
1
5
Fertilizer
1
1
Pet Food
3
1
4
Hides
3
3
6
126
6
49
10
3
1
195
Under Construction:
   Rendering
2
Locations by Continent and Process
European categories for rendering of animal by-products:
• C3 –
food-grade material, for food and feed products
• C2 –
unfit for food or animal feed, can be used as fertilizer
• C1 –
must be destroyed; used to generate green energy
*
Note: List excludes administrative and dedicated sales offices.
*Includes transfer stations and blending
25

Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance and is not intended to be a presentation in accordance with GAAP. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of
Adjusted EBITDA generally eliminates the effects of financing income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance.
As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. However, Adjusted EBITDA is not a recognized measurement under GAAP, should not be considered as an alternative to net income as a measure of operating results or to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes that were outstanding at January 2, 2016. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75%
Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs and non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.
In addition, the Company’s management used adjusted diluted earnings per share as a measure of earnings due to the significant merger and acquisition activity of the Company. However, adjusted earnings per share is not a recognized measurement under
GAAP and should not be considered as an alternative to diluted earnings per share presented in accordance with GAAP. Adjusted diluted earnings per share is defined as adjusted net income attributable to Darling divided by the weighted average shares of diluted common stock. Adjusted net income attributable to Darling is defined as a reconciliation of net income attributable to Darling, net of tax (i) adjusted for net of tax acquisition and integration costs related to merger and acquisitions, (ii) net of tax amortization of acquisition related intangibles and (iii) net of tax certain non-recurring items that are not part of normal operations. This measure is solely for the purpose of calculating adjusted diluted earnings per share and is not intended to be a substitute of presentation in accordance with GAAP.
Non-U.S. GAAP Measures
26